A.B. KORELIN & ASSOCIATES INC._

108 SE 124th Avenue                               Phone: 888-428-6698

Vancouver, Washington  98684                   Fax:  360-326-1952

Carmen Moncada-Terry

United States Securities and Exchange Commission

Division of Corporate Finance

100 F St. NE

Washington, D.C. 20549-7010

Dear Carmen,

For Golden Goliath Resources Ltd., we hereby submit Golden Goliath’s Amended 20-F/A Registration Statement and a Response to Staff Comments Letter via EDGAR. This amendment has addressed the Staff’s original comments as issued in response to the Company’s 20-F/A filed on April 19, 2006. The preparation of this document was almost complete when we received your additional comments on September 22, 2006. Because the Company’s fiscal year end is August 31 and the current financial statements will become stale-dated after today, we felt it best to file all the responses we had available instead of delaying even further to respond to the newly issued comments. We believe this amendment addresses all of the originally issued comments as well as the majority of the newly issued comments except for comment #7 which is currently being reviewed by management.

It would be helpful if you could provide us with guideance on how we should best address the recently issued comments. The Company is preparing for its fiscal 2006 audit and will be preparing its 2006 20-F Annual Report when it is complete.

To respond to this filing, please contact me at the numbers listed above or J. Paul Sorbara, President of Golden Goliath, by phone at (604) 682-2950 or by fax at (604) 685-3764.

Sincerely,

/s/ Al Korelin

Al Korelin

A.B. Korelin & Associates